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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS



          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2001 relating to the combined financial statements, which appears in the Registration Statement on Form S-1 (File No. 33-59194), as amended on July 18 2001, of Accenture Ltd.



                                        /s/  PricewaterhouseCoopers LLP



Chicago, Illinois
July 18, 2001